Goodwill and acquisitions	12 Months Ended
Dec. 31, 2025
Disclosure of reconciliation of changes in goodwill [abstract]
Disclosure of goodwill [text block]
3.1 GOODWILL AND ACQUISITIONS
Movements in goodwill during 2025 and 2024 are set out below:

(Million euro)	BALANCE AT 12.31. 2024	Investments (divestments)	Exchange rate and others	BALANCE AT 31.12. 2025
Construction	140	8	(7)	141
Budimex	71	—	1	72
Webber	69	—	(8)	61
Powernet	—	8	—	8
Highways	276	—	(33)	243
I-66 Express Mobility Partners Hold. LLC	276	—	(33)	243
Airports	27	—	—	27
Dalaman	27	—	—	27
Energy	46	(44)	(2)	—
Power Transmission Lines Chile	46	(44)	(2)	—
Other	10	(10)	—	—
Mining Services Chile	10	(10)	—	—
TOTAL	500	(46)	(42)	412

(Million euro)	BALANCE AT 12.31. 2023	Investments (divestments)	Exchange rate and others	BALANCE AT 31.12. 2024
Construction	135	—	5	140
Budimex	70	—	1	71
Webber	65	—	4	69
Highways	259	—	17	276
I-66 Express Mobility Partners Hold. LLC	259	—	17	276
Airports	27	—	—	27
Dalaman	27	—	—	27
Energy	43	—	3	46
Power Transmission Lines Chile	43	—	3	46
Other	10	—	(1)	10
Mining Services Chile	10	—	(1)	10
TOTAL	475	—	25	500
In addition to the impact of the fluctuation in the US dollar exchange rate (Note 1.4), the main change arises in the Construction business due to the recognition of goodwill as a result of the acquisition of Powernet, offset by a decrease in Power Transmission Lines in Chile, reclassified to assets held for sale (Note 1.1.3), and in the Other segment due to the divestment of the mining service in Chile (Note 1.1.4).
Impairment test
The Group assesses at least twice a year (in June and December) whether there is any indicator that an asset may be impaired and, if so, performs an impairment test in accordance with the applicable accounting standards IAS 36 "Impairment of assets" and IAS 38 "Intangible assets". In addition, the Group also systematically tests its cash-generating units that include goodwill for impairment in December.
Goodwill recovery is analyzed at cash generating unit level. The projections used in the impairment tests are consistent with the latest business projections presented to the Board and it was concluded that there is no impairment as of December 31, 2025. The impairment test is a process that compares the recoverable amount of the cash generating unit with its carrying amount, including goodwill. In 2025 and 2024 we did not recognize any impairment loss for goodwill. In the explanatory notes, we disclose the headroom between the recoverable amounts (applying the Value in Use method) and the carrying amounts of the investments for those entities to which goodwill has been tested.
Where a change in a key assumption is deemed to be reasonably possible, the Group will carry out a sensitivity analysis to determine whether additional risk could arise. Additionally, the Group has carried out a sensitivity analysis applying +100bps to the discount rate on each cash generating unit subject to impairment test, presenting headroom against each carrying amount.
A. Construction business line goodwill (Webber, Budimex and Powernet):
In the case of Webber, in 2025 the goodwill impairment test, based on a 5-year projection, reflects a headroom of 270% with respect to its carrying amount (245% headroom at December 31, 2024). The cash flows have been discounted at a rate of 8.8% (10.6% before taxes), calculated using the CAPM based on current market input and in line with the method used in prior years.
As Budimex is listed on the Warsaw Stock Exchange and has a free float, we consider the share price to be representative of its value. Therefore, the goodwill was tested for impairment by ascertaining whether Budimex’s closing market price at December 31, 2025 was higher than its carrying amount. Budimex’s share price at December 31, 2025 was 1,154% higher than its carrying amount (891% at December 31, 2024), so there are no indications of impairment.
For Powernet, the 2025 goodwill impairment test is based on a 5-year projection, reflecting a headroom of 79% with respect to its carrying amount. A discount rate of 8.3% has been used (12.1% before taxes).
B. Highways business line goodwill (I-66):
The I-66 highway goodwill arose following the acquisition of an additional 5.704% of the concession operator I-66 Express Mobility Partners Hold. LLC in December 2021. The highway became operational in the last quarter of 2022.
The impairment test considers the whole concession term. As pointed out in Note 1.3.4, traffic estimates are based on internal projections and research (e.g. impact of e-commerce in heavy vehicle traffic or working from home habits in the use of private vehicles); tariffs used are in line with traffic estimates and contract clauses. The 2025 impairment test reflected a headroom of 80% with respect to the carrying amount (13% in 2024). The cash flows have been discounted at a rate of 8.1% (9.3% before taxes).
A sensitivity analysis shows that, to reach breakeven, a discount rate of 18.6% (after taxes) should be used.
C. Airports Goodwill (Dalaman):
The 2025 impairment test reflected a headroom of 34% in relation to the carrying amount (24% at December 31, 2024). All cash flows until the end of the concession in 2042 have been discounted at a rate of 10.1% (12.5% before taxes).
A sensitivity analysis shows that, to reach breakeven, a discount rate of 13.8% (after taxes) should be used.